UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
  ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 18, 2019
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange The NASDAQ Global Select Market
2.375% Notes due 2022	VZ22A	New York Stock Exchange
0.500% Notes due 2022	VZ22B	New York Stock Exchange
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.25% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
4.75% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

On April 1, 2019, Verizon Communications Inc. (Verizon or the Company) reorganized its operating structure into two new reportable segments, which we refer to as Verizon 2.0. Previously, the reportable segments consisted of Wireless and Wireline. Pursuant to the reorganization, the new reportable segments are the Verizon Consumer Group and the Verizon Business Group, which we operate and manage as strategic business units that provide communications, information and entertainment products and services to our customers.

•
Verizon Consumer Group provides consumer-focused wireless and wireline communications services and products. Our wireless services are provided across one of the most extensive United States (U.S.) wireless networks under the Verizon Wireless brand and through wholesale and other arrangements. Our wireline services are provided in nine states in the Mid-Atlantic and Northeastern U.S., as well as Washington D.C., over our 100% fiber-optic network under the Fios brand and over a traditional copper-based network to customers who are not served by Fios.

•
Verizon Business Group provides wireless communications services and products, video and data services, corporate networking solutions, security and managed network services, local and long distance voice services and network access to deliver various Internet of Things services and products. The Verizon Business Group’s service and product offerings are organized by the four primary customer groups targeted by these offerings:

◦
Global Enterprise offers a broad portfolio of connectivity, security and professional services to large businesses, which are identified based on their size and volume of business with Verizon, as well as non-U.S. public sector customers.

◦
Small and Medium Business offers wireless services and equipment, tailored voice and networking products, Fios services, IP Networking, advanced voice solutions, security, and managed information technology services to U.S.-based customers that do not meet the requirements to be categorized as Global Enterprise.

◦
Public Sector and Other offers services and products similar to the wireless and wireline communications services and products offered by the Consumer Group, as well as the connectivity, security and professional services offered by the Global Enterprise group, to U.S. federal, state and local governments and educational institutions.

◦
Wholesale offers communications services including data, voice, local dial tone and broadband services primarily to local, long distance and wireless carriers that use our facilities to provide services to their customers.

As a convenience to investors, we are providing unaudited historical information that recasts the financial and operating results for these reorganized reportable segments for each of the nine consecutive quarters ended March 31, 2019, and financial information for each of the three consecutive fiscal years ended December 31, 2018. In addition, we are providing a reconciliation of results from Verizon 2.0 to our historical results. Consolidated Verizon results remain unchanged from previously reported historical results.

This information is provided in Exhibits 99.1, 99.2 and 99.3, which are attached hereto and are incorporated herein by reference, and is also posted to the Verizon Investor website at www.verizon.com/about/investors.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press release, dated June 18, 2019, issued by Verizon Communications Inc.

99.2
Updated unaudited historical information for the reorganized Verizon reportable segments for each of the nine consecutive quarters ended March 31, 2019, and financial information for each of the three consecutive fiscal years ended December 31, 2018.

99.3	Slides to be used in investor presentation on June 18, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	June 18, 2019	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated June 18, 2019, issued by Verizon Communications Inc.

99.2
Updated unaudited historical information for the reorganized Verizon reportable segments for each of the nine consecutive quarters ended March 31, 2019, and financial information for each of the three consecutive fiscal years ended December 31, 2018.

99.3	Slides to be used in investor presentation on June 18, 2019.